UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2004
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                                   NuCo2 Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Florida                     0-27378                  65-0180800
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

2800 S.E. Market Place, Stuart, Florida                                  34997
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (772) 221-1754
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

      Exhibit No.                       Description
      -----------                       -----------

      99.1                              Press Release dated May 3, 2004

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On May 3, 2004, NuCo2 Inc., a Florida corporation (the "Company"), issued a press release announcing its financial results for the fiscal quarter ended March 31, 2004 and other financial information. A copy of the press release is furnished as Exhibit 99.1 to this report.

      The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NUCO2 INC.

Date: May 4, 2004                               By: /s/ Eric M. Wechsler
                                                    ----------------------------
                                                    Eric M. Wechsler,
                                                    General Counsel